                                 LOAN AGREEMENT

        THIS LOAN AGREEMENT is made by and between FIRST AMERICAN BANK, SSB, a Texas state savings bank ("Lender"), whose address is One Lincoln Park, 8401 North Central Expressway, Suite 500, Dallas, Texas 75225, and BEHRINGER HARVARD HOLDINGS, LLC, a Delaware limited liability company ("BORROWER"), whose address is 1323 N. Stemmons Freeway, Suite 200, Dallas, Texas 75207.

                                    ARTICLE I

                          DEFINITIONS AND USE OF TERMS

        1.01. CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated, unless the context otherwise requires:

        "ADVANCE" means a disbursement by Lender of any of the proceeds of the Loan.

        "AGREEMENT" means this Loan Agreement, as the same may from time to time be amended or supplemented.

        "AVAILABILITY" means the sum of $12,600,000.00, reduced by the unpaid principal balance of the Loan at that time.

        "BORROWER" means all parties named Borrower in the first paragraph of this Agreement.

        "BUSINESS DAY" means a day other than a Saturday, Sunday or a day on which the Lender is closed for the transaction of business.

        "CLOSING DATE" means the date of this Agreement.

        "COLLATERAL" means all property securing the Loan, as described in the Security Agreement.

        "DEBTOR RELIEF LAWS" means any applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, insolvency, reorganization, or other similar laws, domestic or foreign, including but not limited to those in Title 11 of the United States Code, as amended from time to time, affecting the rights or remedies of creditors generally, as in effect from time to time.

        "DEFAULT" has the meaning set forth in ARTICLE V and in any other provision hereof using the term.

        "FINANCIAL STATEMENTS" means the financial information of Borrower and of Guarantor furnished to Lender.

        "GOVERNMENTAL AUTHORITY" means the United States of America, the state, the county, the city or any other political subdivision in which any part of the Collateral is located, and any court or political subdivision, agency, or instrumentality having jurisdiction over Borrower, Guarantor, or the Collateral.

        "GUARANTOR" means Behringer Harvard REIT I, Inc.

        "GUARANTY" means the continuing guaranty of the Obligations executed by the Guarantor.

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        "LENDER" means Lender named in the first paragraph of this Agreement and its successors and assigns, in whole or in part.

        "LOAN" means the loan made by Lender to Borrower in the maximum amount of $12,600,000.00, and all renewals or extensions thereof, if applicable.

        "LOAN DOCUMENTS" means this Agreement, the Note, the Guaranty, the Security Agreement, and such other documents evidencing, securing or pertaining to the Loan as shall from time to time be executed and delivered to Lender by Borrower, Guarantor or any other party pursuant to this Agreement, and any future amendments or supplements hereto or thereto.

        "MATERIAL ADVERSE CHANGE" means any occurrence or combination of occurrences which could reasonably be expected to be material and adverse to the financial condition or business operation of Borrower or Guarantor or which could reasonably be expected to cause a Default.

        "MAXIMUM RATE" means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by the Loan, or either of them, under the laws, which are presently in effect, of the United States of America and the State of Texas applicable to the Borrower and such indebtedness or, to the extent allowed by law, under such applicable laws of the United States of America and the State of Texas which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. For purposes of determining the Maximum Rate under the laws of the State of Texas, the applicable rate ceiling shall be (a) the "weekly ceiling" described in and computed in accordance with the provisions of Section 303.303 of the Texas Finance Code, as amended, or (b) if the parties subsequently contract as allowed by Texas law, the quarterly ceiling or annualized ceiling computed pursuant to Section 303.008 of the Texas Finance Code, as amended; provided, however, if at any time the "weekly ceiling," the quarterly ceiling or the annualized ceiling shall be less than 18.0% per annum or more than 24% per annum, the provisions of Section 303.009(a) and (b) of the Texas Finance Code, as amended, shall control for purposes of such determination, as applicable. The Maximum Rate shall be applied by taking into account all amounts characterized by applicable law as interest on the indebtedness evidenced by the Loan, so that the aggregate of all interest does not exceed the maximum nonusurious amount permitted by applicable law.

        "NOTE" means the Promissory Note made by Borrower payable to the order of Lender in the maximum amount of $12,600,000.00 and evidencing the Loan.

        "OBLIGATIONS" means all present and future indebtedness, obligations and liabilities of Borrower to Lender arising pursuant to this Agreement or any of the other Loan Documents or otherwise, and any renewals, extensions or amendments thereof, or any part thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

        "PERSON" means any individual, firm, corporation, association, partnership, joint venture, trust, other entity, unincorporated organization or Governmental Authority.

        "PRINCIPAL DEBT" means the aggregate unpaid balance of all Advances of the Loan and all other principal indebtedness, if any, under the Note at the time in question.

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        "PROCEEDS" means all products and proceeds of any collateral, and all proceeds of such products and proceeds, including, without limitation, all cash and credit balances, all payments under any indemnity, warranty or guaranty payable with respect to any Collateral, all awards for taking by eminent domain, all proceeds of any fire or other insurance, and all money and other property obtained as a result of any claims against third parties or any legal action or proceeding with respect to any Collateral.

        "PRIME RATE" means the variable rate of interest per annum established from time to time by THE WALL STREET JOURNAL (Southwest Edition) in Section C thereof under the heading "Money Rates," as the base rate of interest for corporate loans at larger commercial banks (or, if more than one such rate is published, the higher or highest of the rates so published). If such Prime Rate is no longer published by THE WALL STREET JOURNAL, then Lender shall substitute for such rate a prime rate of interest quoted for corporate loans at a large commercial bank designated by Lender, in its sole discretion, for the Prime Rate initially specified herein.

        "RIGHTS" means rights, remedies, powers and privileges.

        "SECURITY AGREEMENT" means, collectively, the security agreements and pledges provided by the Borrower, the Guarantor or any other Person securing the payment and performance of the Obligations, covering any of the Collateral and the proceeds of the Collateral.

        1.02. HEADINGS. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents nor to affect the meaning thereof.

        1.03. NUMBER AND GENDER OF WORDS. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate. References herein to Borrower or to Guarantor shall mean, jointly and severally, each Person comprising same.

        1.04. MONEY. Unless stipulated otherwise, all references herein or in any of the Loan Documents to "Dollars," "money," "payments," or other similar financial or monetary terms are references to currency of the United States of America.

        1.05. ARTICLES, SECTIONS AND EXHIBITS. All references herein to Articles and Sections are, unless specified otherwise, references to articles and sections of this Agreement. All references herein to an "Exhibit," "Annex" or "Schedule" are references to exhibits, annexes or schedules attached hereto, all of which are made a part hereof for all purposes, the same as if set forth herein verbatim, it being understood that if any exhibit, annex or schedule attached hereto, which is to be executed and delivered, contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to or at the time of the execution and delivery thereof. The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" when used in this Agreement shall refer to the entire Agreement and not to any particular provision or section.

                                   ARTICLE II

                     COMMITMENT TO LEND; ADVANCES; PAYMENTS

        2.01. COMMITMENT TO LEND. Subject to and upon the terms, covenants, and conditions hereof, Lender hereby agrees to make the Loan to the Borrower. The Loan shall be evidenced by the Note and shall not exceed the sum of $12,600,000.00. Lender's commitment hereunder is not revolving and any principal payment or prepayment hereunder may not be reborrowed.

        2.02. INTEREST. Interest at the rates specified in the Note shall be computed on the Principal Debt which exists from time to time on each such note, and shall be computed with respect to each Advance made on each such note only from the date of each such Advance made on such note. In no event shall any interest provided on the Loan exceed the Maximum Rate.

        2.03. PROCEDURE FOR BORROWING. Borrower shall request any Advance on the Loan in writing, in the form of advance request attached hereto as EXHIBIT "A". Lender shall not be required to make any Advance on the Loan until all conditions to each Advance, as specified in SECTION 2.04 hereof, shall have been fulfilled to the satisfaction of Lender. Each request for an Advance on the Loan shall be submitted by Borrower to Lender a reasonable time (but not less than one (1) Business Day) prior to the requested date (which must be a Business Day) of the Advance. Except as Lender may otherwise determine from time to time, each Advance will be made at Lender's principal office.

        2.04. CONDITIONS TO INITIAL ADVANCE. As conditions precedent to the initial Advance of the Loan, Borrower must satisfy the conditions required hereby and execute and deliver to the Lender, and if appropriate record in the proper records with all filing and recording fees paid, the documents, certificates, and other items referred to in EXHIBIT "B".

        2.05. CONDITIONS TO ADVANCES ON LOAN. As conditions precedent to each Advance on the Loan, in addition to all other requirements herein, Borrower must satisfy the following requirements:

        (a) There shall then exist no Default nor shall there have occurred any event which, with the giving of notice or the lapse of time, or both, could become a Default.

        (b) The representations and warranties made in this Agreement shall be true and correct on and as of the date of each Advance, and the request for an Advance shall constitute the representation and warranty by Borrower that such representations and warranties are true and correct at such time.

        (c) The sum of the Principal Debt plus the amount of the requested Advance on the Loan shall not be in excess of the Availability.

        2.06. NO WAIVER. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be a Default.

        2.07. CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDER. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. Any requirement of this Agreement may be waived by Lender, in whole or in part, at any time. Any requirement herein of submission of evidence of the existence or nonexistence of a fact means that the fact shall exist or not exist, as the case may be, and without waiving any condition or any obligation of Borrower, Lender may at all times independently establish to its satisfaction such existence or nonexistence.

        2.08. REGULATORY RESTRICTIONS. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, in no event shall Lender be required to disburse, nor shall Borrower be entitled to demand that Lender disburse, all or any portion of the Loan if the amount of the Loan would, in Lender's sole and absolute discretion, cause Lender to exceed the lending limit to a single Borrower under any applicable state or federal law, regulation or ruling. If Lender determines, in its sole and absolute discretion, at any time (including after any portion or all of any such Loan has been disbursed) that the transaction evidenced by this Agreement and the other Loan Documents violates such lending limit restriction, then the Lender shall have the right to immediately declare the applicable Loan to be due and payable, and shall, thereafter, have no further obligations to disburse any further proceeds of such Loan. In such event, Borrower shall be required to immediately pay all outstanding Obligations on such Loan and shall have no further rights and privileges under this Agreement and the other Loan Documents to obtain other or further advances on such Loan.

        2.09. PAYMENTS. The Borrower shall repay the Loan, plus all accrued and unpaid interest thereon, in accordance with the terms and conditions of the Note.

                                   ARTICLE III

               BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.

        3.01 BOOKS AND RECORDS. Borrower shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with generally accepted accounting standards.

        3.02 FINANCIAL INFORMATION. Borrower shall promptly furnish to Lender all such financial information as Lender shall reasonably request, and notify its auditors and accountants that Lender is authorized to obtain such information directly from them.

                                   ARTICLE IV

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER

        Borrower hereby represents and warrants as follows:

        4.01. FINANCIAL STATEMENTS. The Financial Statements are true, correct and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower and of Guarantor as of the dates specified. Since the date of the Financial Statements, no Material Adverse Change has occurred in the financial condition of Borrower or Guarantor nor, except as heretofore disclosed in writing to Lender, has Borrower or Guarantor incurred any material liability, direct or indirect, fixed or contingent. Borrower is solvent.

        4.02. SUITS, ACTIONS, ETC. There are no actions, suits or proceedings pending or to the knowledge of Borrower threatened before or by any Governmental Authority against or affecting Borrower, Guarantor or the Collateral, or involving the validity, enforceability or priority of any of the Loan Documents which is reasonably expected by any such party to result in a Material Adverse Change. Neither Borrower nor Guarantor is, and the consummation of the transactions contemplated hereby and the performance or satisfaction of any of the terms or conditions hereof and of the other Loan Documents will not cause Borrower or Guarantor to be, in violation of or in default with respect to any requirement of any Governmental Authority or in default (or provide cause for acceleration of indebtedness) under any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement or other agreement or restriction to which Borrower or Guarantor is a party or by which Borrower or Guarantor or the Collateral may be bound or affected.

        4.03. STATUS OF BORROWER; VALID AND BINDING OBLIGATION. Each Person comprising the Borrower is and shall until the Obligations are fully discharged continue to be (a) duly organized and validly existing and in good standing under the laws of the state of its organization; (b) in compliance with all conditions prerequisite to its lawfully doing business in the State of Texas; and (c) possessed of all power and authority necessary to enter into and perform Borrower's obligations under the Loan Documents and to make the borrowings contemplated hereby. All of the Loan Documents, and all other documents referred to herein to which Borrower or Guarantor is a party, upon execution and delivery will constitute valid and binding obligations of Borrower or Guarantor, as the case may be, enforceable in accordance with their terms except as the enforcement thereof may be limited by Debtor Relief Laws.

        4.04. PURPOSE OF LOAN. The proceeds of the Loan will be used for business purposes of the Borrower. Such proceeds are not and will not be used, directly or indirectly, for personal, family, household or agricultural purposes.

        4.05. NO FAILURE TO DISCLOSE. No representation or warranty made by Borrower under this Agreement and no document, instrument or certificate furnished, to be furnished or caused to be furnished by Borrower or Guarantor to Lender in anticipation of or pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

        4.06. USE OF PROCEEDS. The proceeds of the Loan shall be used solely to fund the acquisition of real estate properties held for subsequent transfer to affiliates or third parties (each a "Project"). Borrower shall notify Lender each time that it makes a borrowing under this Note of the Project to which it relates and certify that the borrowing is being made in compliance with this
Section 4.06. Lender shall have no obligation to verify the use of such proceeds.

                                    ARTICLE V

                                     DEFAULT

        5.01. DEFAULT. The term "DEFAULT," as used herein, shall include the occurrence of any one or more events of default under any of the Loan Documents.

                                   ARTICLE VI

                          GENERAL TERMS AND CONDITIONS

        6.01. NOTICES. All notices, demands, requests and other communications required or permitted hereunder, or under any other Loan Document except as otherwise provided therein, shall be in writing and shall be deemed to be given and delivered when received, or if earlier and regardless of whether or not actually received (except where actual receipt is specified herein or in any other Loan Document), three (3) days following deposit of such notice in a regularly maintained receptacle for the United States mail, registered or certified, postage fully prepaid, return receipt requested, addressed to Borrower or Lender, as the case may be, at its address specified on the first page of this Agreement or at such other address as such party may have specified theretofore by notice delivered in accordance with this SECTION 9.01 and actually received by the other party. To the extent actual receipt is required, rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was received shall be deemed to be receipt of the notice, demand, request or other communication.

        6.02. CONTINUATION AND SURVIVAL. All covenants, agreements, representations and warranties made in or pursuant to this Agreement shall be deemed continuing and made at and as of the date of this Agreement and at and as of all times thereafter. All statements contained in any certificate, Financial Statement, legal opinion or other instrument delivered by or on behalf of Borrower or Guarantor pursuant to or in connection with any of the Loan Documents shall constitute additional representations and warranties made under this Agreement. All covenants, agreements, representations and warranties made in or pursuant to this Agreement shall survive until payment in full of all sums owing and performance of all Obligations hereunder by Borrower to Lender and shall not be waived by the execution and delivery of this Agreement, any Advance hereunder, any investigation by Lender, or any other event except a specific written waiver by Lender.

        6.03. MODIFICATIONS. No provision of this Agreement or the other Loan Documents may be modified, waived or terminated except by instrument in writing (referring specifically to the particular instrument) executed by the party against whom the modification, waiver or termination is sought to be enforced.

        6.04. INVALID PROVISIONS. If any one or more of the provisions of this Agreement, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

        6.05. ELECTION OF REMEDIES. Lender shall have all of the Rights granted in the Loan Documents or otherwise and all of those available at law or in equity, and these same Rights shall be cumulative and may be pursued separately, successively or concurrently against Borrower, Guarantor or any property covered under the Loan Documents at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other Right, and the same shall be nonexclusive.

        6.06. LOAN DOCUMENTS. All documents, certificates, insurance policies and other items required under this Agreement to be executed or delivered to Lender must be in form, scope and substance satisfactory to Lender. All documents evidencing, guaranteeing, securing or pertaining to the Loan shall be prepared by counsel selected by Lender.

        6.07. APPLICABLE LAW. This Agreement and the other Loan Documents have been executed and delivered in the State of Texas, the repayment of the Loan is performable in Dallas County, Texas.

        6.08. COUNTERPART EXECUTION. This Agreement may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument.

        EXECUTED AND DELIVERED on the ____ day of October, 2004.

                                           LENDER:

                                           FIRST AMERICAN BANK, SSB,
                                           a Texas state savings bank

                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________


                                           BORROWER:


                                           BEHRINGER HARVARD HOLDINGS, LLC,
                                           a Delaware limited liability company


                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________

                                   EXHIBIT "A"


                               REQUEST FOR ADVANCE



        TO:          FIRST AMERICAN BANK ("LENDER")

        FROM:        BEHRINGER HARVARD HOLDINGS, LLC

        DATE:        ____________________

        RE:          $12,600,000 LOAN


        THIS REQUEST FOR ADVANCE is prepared and delivered pursuant to that certain Loan Agreement (the "Loan Agreement") dated October ___, 2004, by and between Lender and Borrower. All terms with their initial letter capitalized shall have the same meaning herein as such term is defined in the Loan Agreement.

        1. Please be advised that the Borrower wishes to borrow under and pursuant to the Loan Agreement and the Note, the principal sum of $______________ on ___________________, 20__, (an "Advance") which, when borrowed, shall cause the sum of the principal balance of the Advances made by the Lender under the Loan to be $----------------.

        2.      The Advance shall be used for the following
Project:______________________________ (the "Applicable Project").

        3.      Borrower hereby certifies that:

                a. upon making the Advance, the principal balance of the outstanding Advances made by the Lender will be equal to or less than the Availability;

                b. the representations and warranties made in the Loan Agreement and the Loan Documents are true and correct in all material respects as of the date hereof;

                c. no Default under the Loan Documents has occurred and is continuing or would be caused by the Advance requested hereby;

                d. Borrower has performed and complied in all material respects with all agreements and conditions required to be performed or complied with by it under the Loan Documents;

                e. all necessary authorizations and approvals contemplated by the Loan Documents have been duly obtained and are in full force and effect;

                f. the proceeds of the requested Advance shall be used to fund acquisition and syndication costs and deposits with respect to the Applicable Project; and

                g.      The Advance is being made in compliance with Section
                        4.06 of the Loan Agreement.


                                            BEHRINGER HARVARD HOLDINGS, LLC,
                                            a Delaware limited liability company


                                            By:    _____________________________
                                            Name:  _____________________________
                                            Title: _____________________________


APPROVED BY:


BEHRINGER HARVARD REIT I, INC.


By: ____________________________
Name:___________________________
Title:__________________________

                                   EXHIBIT "B"


        A.      The Note, dated the Closing Date.

        B.      The Security Agreement, dated the Closing Date.

        C.      The Guaranty, dated the Closing Date.

        D. Financing Statements (Form UCC-1 or as required by Lender) with respect to the security interests granted in the Loan Documents, together with evidence of the priority of the respective security interests perfected thereby.

        E.      Financial Statements of the Borrower and the Guarantor.

        F. A true and complete copy of the Articles of Organization of each Person comprising the Borrower, all amendments thereto, certified by the Secretary of State of the state of incorporation of such Person, together with a true and correct copy of the Regulations of the Borrower, and all amendments thereto, certified by Borrower's Secretary, and accompanied by:

        (a) Current certificate of corporate existence and a current certificate of good standing issued by the applicable Governmental Authorities, confirming the filing of all required franchise tax reports and the payment of all franchise taxes due.

        (b) A certified corporate resolution of the Members of the Borrower approving the Loan Documents, authorizing the transactions contemplated by this Agreement and an incumbency certificate naming all of the officers of the Borrower indicating which of such officers are authorized to execute and deliver the Loan Documents on behalf of the Borrower.

        G. A true and complete copy of the Articles of Incorporation of each Person comprising the Guarantor, certified by the Secretary of State of the state of incorporation of such Person, together with a true and correct copy of the Bylaws of the Guarantor, and all amendments thereto, certified by Guarantor's Secretary, and accompanied by:

        (a) Current certificate of corporate existence and a current certificate of good standing issued by the applicable Governmental Authorities, confirming the filing of all required franchise tax reports and the payment of all franchise taxes due.

        (b) A certified corporate resolution of the Board of Directors of the Borrower approving the Loan Documents, authorizing the transactions contemplated by this Agreement and an incumbency certificate naming all of the officers of the Guarantor indicating which of such officers are authorized to execute and deliver the Loan Documents on behalf of the Guarantor.

        H. Such other satisfactory evidence as Lender shall require that all necessary action on the part of Borrower and Guarantor has been taken with respect to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby so that this Agreement and all other Loan Documents to be executed and delivered by or on behalf of Borrower or any Guarantor will be valid and binding upon Borrower, Guarantor and any other Person executing and delivering such documents, as the case may be.